UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
Advanced Photonix, Inc

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1240 Avenida Acaso, Camarillo, California	93012

(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:	(805) 987-0146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Resignation of Director
Effective October 26, 2005, Ward Harper resigned from the Board of Directors (the “Board”) of Advanced Photonix, Inc. due to health reasons. At the time of his resignation, Mr. Harper was the chairman of the Board’s Nominating and Governance Committee and a member of the Board’s Compensation Committee and Audit Committee. Mr. Harper has served on the Board since May 2003.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:    None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.
	By:	/s/ Richard Kurtz
Richard Kurtz, Chief Executive Officer
Dated: October 26, 2005